UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2021

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor
New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Bluerock Residential Growth REIT, Inc. (the “Company”)  held its annual meeting of stockholders on August 12, 2021 (the “Annual Meeting”). The following proposals were set forth in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, on June 25, 2021 (the “Proxy Statement”). For more information on these proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Below are the final voting results. As of the record date, June 11, 2021, there were 29,552,682 shares of the Company’s Class A common stock and 76,603 shares of the Company’s Class C common stock outstanding and entitled to vote at the Annual Meeting. The Class C common stock is entitled to fifty votes for each share held; thus, for purposes of the Annual Meeting, a total of 33,382,832 shares of the Company’s common stock were deemed outstanding and entitled to vote. Represented at the meeting in person or by proxy were 27,102,934 shares of the Company’s common stock, representing 81.18% of the total shares of the Company’s common stock entitled to vote at the meeting.

(1)	The following five persons were elected to serve as directors of the Company:

Nominee	For	Withheld	Broker Non-Votes
R. Ramin Kamfar	15,900,371	398,034	10,804,529
I. Bobby Majumder	10,042,886	6,255,519	10,804,529
Romano Tio	13,331,820	2,966,585	10,804,529
Elizabeth Harrison	16,068,164	230,241	10,804,529
Kamal Jafarnia	13,335,392	2,963,013	10,804,529

(2)	The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

For	15,117,240
Against	728,952
Abstain	452,213
Broker Non-Votes	10,804,529

(3)	The stockholders ratified Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021:

For	26,863,676
Against	147,588
Abstain	91,670

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL growth reit, INC.

Dated: August 18, 2021	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer